Exhibit 32

Joint Certification of Principal Executive Officer and Principal Financial Officer
Required by Exchange Act Rule 13a-14(b)

In connection with the Quarterly Report of Global Energy Holdings Group, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Jimmy L. Bobo, Chief Executive Officer of the Company, and Steven Paulik, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 14, 2009

/s/ Jimmy L. Bobo
Jimmy L. Bobo
Chief Executive Officer
(Principal Executive Officer)

/s/ Steven Paulik
Steven Paulik
Interim Chief Financial Officer
(Principal Financial Officer)